UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOSTON PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in BOSTON PROPERTIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Point your camera here and	May 20, 2021
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*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials online or request an email or paper copy, and to vote on these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of Directors:

	Nominees:	For
1a.	Joel I. Klein

1b.	Kelly A. Ayotte	For

1c.	Bruce W. Duncan	For

1d.	Karen E. Dykstra	For

1e.	Carol B. Einiger	For

1f.	Diane J. Hoskins	For

1g.	Douglas T. Linde	For

1h.	Matthew J. Lustig	For

1i.	Owen D. Thomas	For

1j.	David A. Twardock	For

1k.	William H. Walton, III	For

2.	To approve, by non-binding, advisory resolution, the Company’s named executive officer compensation.	For

3.	To approve the Boston Properties, Inc. 2021 Stock Incentive Plan.	For

4.	To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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